UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Axon Enterprise, Inc.

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Your Vote Counts! AXON ENTERPRISE, INC. 2021 Annual Meeting Vote by May 26, 2021 11:59 PM ET AXON ENTERPRISE, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 D45515-P51078 You invested in AXON ENTERPRISE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 27, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2021. If you would like to request a copy of the material(s) at no charge to you for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 27, 2021 10:00 AM Local Time Virtually at: www.virtualshareholdermeeting.com/AXON2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of more complete proxy materials, which contain important information and are available on the internet or by mail, and the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to access and review the proxy materials and to vote on these important matters. Board Recommends Voting Items D45516-P51078 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of the three Class C directors of the Company named in the proxy statement for a term of three years, and until their successors are elected and qualified. Nominees: 01) Richard H. Carmona 02) Julie Cullivan 03) Caitlin Kalinowski For 2. Proposal No. 2 requests that shareholders vote to approve, on an advisory basis, the compensation of the Company’s named executive officers. For 3. Proposal No. 3 requests that shareholders vote to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2021. For 4. Proposal No. 4 requests that shareholders vote to approve an amendment to the Company’s Certificate of Incorporation to increase the maximum size of the Board of Directors from 9 to 11 directors. For 5. Proposal No. 5 is a shareholder proposal recommending the Company move from a plurality voting standard to a majority voting standard. Against